UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  March 3, 2011

AECOM TECHNOLOGY CORPORATION

(Exact name of Registrant as specified in its charter)

Delaware	1-33447	61-1088522
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

555 South Flower Street, Suite 3700

Los Angeles, California  90071

(Address of Principal Executive Offices, including Zip Code)

Registrant’s telephone number, including area code  (213) 593-8000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.              Departure of Directors or Principal Officer; Election of Directors; Appointment of Principal Officers.

By letter dated March 3, 2011 to the Chairman of the Board of Directors of AECOM Technology Corporation (the “Company”), Norman Y. Mineta resigned from his position as a director of the Company, effective following the Company’s 2011 annual meeting of stockholders (the “Annual Meeting”) held on March 3, 2011.  Mr. Mineta is past the age of retirement under the Company’s director retirement policy and has chosen to retire from the Company’s Board of Directors prior to the end of his current term.  A copy of Mr. Mineta’s resignation letter is attached hereto as Exhibit 17.1.

Item 5.07.              Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting on March 3, 2011.  The stockholders considered six proposals, each of which is described in more detail in the Company’s definitive proxy statement dated January 21, 2011 and filed with the U.S. Securities and Exchange Commission.  Results of votes with respect to the proposals submitted at the Annual Meeting are set forth below.

Proposal 1:  Election of three Class III Directors to the Company’s Board of Directors to serve until the Company’s 2014 annual meeting of stockholders and until the election and qualification of their respective successors:

	FOR	WITHHELD
Francis S. Y. Bong	87,981,424	2,524,312
S. Malcolm Gillis	86,300,258	4,205,477
Robert J. Routs	83,381,294	7,124,441

Broker Non-Votes: 9,810,702

Proposal 2:  Ratification of the appointment of the firm of Ernst & Young LLP as the Company’s auditors for the fiscal year ending September 30, 2011:

FOR	AGAINST	ABSTAIN
98,488,689	1,208,986	618,762

Broker Non-Votes: 0

Proposal 3:  Approval of the amendment and restatement of the Company’s Certificate of Incorporation to increase the number of authorized shares:

FOR	AGAINST	ABSTAIN
87,529,850	12,197,348	589,238

Broker Non-Votes: 0

Proposal 4:  Approval of the performance goals under the Amended and Restated AECOM Technology Corporation 2006 Stock Incentive Plan:

FOR	AGAINST	ABSTAIN
56,298,978	33,605,891	600,866

Broker Non-Votes: 9,810,702

Proposal 5:  Approval, by non-binding vote, of the Company’s executive compensation:

FOR	AGAINST	ABSTAIN
54,209,929	34,278,966	2,016,840

Broker Non-Votes: 9,810,702

Proposal 6:  Recommendation, by non-binding vote, of the frequency of stockholder advisory votes on the Company’s executive compensation:

3 YRS	2 YRS	1 YR	ABSTAIN
41,864,518	555,660	47,451,193	634,363

Broker Non-Votes: 9,810,702

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

17.1 Norman Y. Mineta Director Resignation Letter, dated March 3, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.

AECOM TECHNOLOGY CORPORATION

Dated: March 9, 2011	By:	/s/ DAVID Y. GAN
David Y. Gan
Vice President, Assistant General Counsel

EXHIBIT INDEX

Exhibit

17.1	Norman Y. Mineta Director Resignation Letter, dated March 3, 2011